As filed with the Securities and Exchange Commission on April 11, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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J.P. MORGAN FLEMING SERIES TRUST
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J.P. Morgan Fleming Series Trust

April 11, 2005

Dear Shareholder,

Your vote is important. As a shareholder in the JPMorgan Multi-Manager Small Cap Growth Fund (the "Growth Fund"), you have an opportunity to vote your shares at or before a special meeting of shareholders on May 20, 2005.

The purpose of the meeting is to approve a new subadvisory agreement between the Growth Fund and BlackRock Advisors, Inc. ("BlackRock"). On January 31, 2005, State Street Research & Management Company ("State Street")-one of the subadvisers to the Growth Fund at the time-was acquired by BlackRock. This new subadvisory agreement replaces State Street with BlackRock, as further discussed in the enclosed Proxy Statement.

To vote shares, please sign, date and complete the enclosed Proxy Card and return it in the postage-paid envelope provided. Or, you may cast your vote by touch-tone telephone by following the instructions on the proxy card. If you have any proxy related questions, need additional information or require assistance in voting your shares, please call 1-800-480-4111.

Thank you for your time and consideration.

Sincerely,

George C.W. Gatch
President, JPMorgan Funds

J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund

522 Fifth Avenue, New York, New York 10036
Toll-Free (800) 480-4111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on May 20, 2005

To the Shareholders:

A Special Meeting of shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund (the "Growth Fund") of the J.P. Morgan Fleming Series Trust (the "Trust"), a Massachusetts business trust, will be held at 522 Fifth Avenue, New York, New York 10036, on May 20, 2005 at 10:00 a.m. Eastern Time (the "Meeting"), for the following purposes:

(1)  To approve a new subadvisory agreement between J.P. Morgan Investment Management Inc., the Growth Fund's investment adviser, and BlackRock Advisors, Inc. ("BlackRock"); and

(2)  To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

The close of business on March 14, 2005 has been fixed as the record date for the determination of shareholders of the Growth Fund entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By order of the Board of Trustees,

Stephen M. Benham
Secretary

Dated: April 11, 2005

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

This Page Intentionally Left Blank

April 11, 2005

J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund

522 Fifth Avenue,
New York, New York 10036
Toll-Free (800) 480-4111

PROXY STATEMENT
for the
SPECIAL MEETING OF SHAREHOLDERS
To be held on May 20, 2005

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees of J.P. Morgan Fleming Series Trust (the "Trust") to be used at the special meeting of the shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund (the "Growth Fund") to be held at 522 Fifth Avenue, New York, New York 10036, on May 20, 2005, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Trust is composed of two separate funds which operate as distinct investment vehicles: the Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund. The Meeting, and this Proxy Statement, relate only to the Growth Fund.

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for approval of the subadvisory agreement by and between J.P. Morgan Investment Management Inc. ("JPMIM"), the Trust's investment adviser, and BlackRock Advisors, Inc. ("BlackRock"), and (ii) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Trust (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

On the record date, the Trust had outstanding 18,707,143 shares of JPMorgan Multi-Manager Small Cap Growth Fund.

For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required, an abstention or broker non-vote will not be considered a vote cast.

In the event that a quorum is not represented at the Meeting or, if a quorum is so represented but that sufficient votes in favor of any management proposal are not received by May 20, 2005, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

The Trust's investment adviser is JPMIM. The Trust's distributor is JPMorgan Distribution Services Inc. The Trust's administrator is JPMorgan Funds Management, Inc. The address of each of these entities is 522 Fifth Avenue, New York, New York 10036. The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request to JPMorgan Funds Service Center at 1-800-480-4111.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS
AND JPMORGAN FUND COMPLEX

The Trust's Board of Trustees (the "Board") consists of five Trustees-Cheryl Ballenger, Jerry B. Lewis, John R. Rettberg, John F. Ruffle and Kenneth Whipple, Jr. (each, a "Trustee" and together, the "Trustees"). The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Growth Fund and each Trustee's aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Fund Complex:

Name of Trustee	Ownership of Multi-Manager Small Cap Growth Fund	Aggregate Ownership of All Registered Investment Companies to be Overseen by Trustee in JPMorgan Fund Complex*

Non-Interested Trustee

Cheryl Ballenger	None	None
Jerry B. Lewis	None	None
John R. Rettberg	None	None
Kenneth Whipple, Jr.	None	None

Interested Trustee

John F. Ruffle	over $100,000**	over $100,000**

*  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies with 13 separate portfolios.

**  Securities valued as of December 31, 2004.

As of December 31, 2004, none of the non-interested Trustees or their immediate family members owned any shares of JPMIM or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM.

As of December 31, 2004, the Trustees and officers as a group owned less than 1% of the shares of the Growth Fund.

Principal Holders

As of February 28, 2005, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Growth Fund.

Balsa & Co. JPMorgan Chase Attn: Mutual Fund Section 14221 Dallas Parkway Dallas, TX 75254-2942	10.985%

Balsa & Co. JPMorgan Chase Attn: Mutual Fund Section 14221 Dallas Parkway Dallas, TX 75254-2942	6.427%

PROPOSAL 1-APPROVAL OF SUBADVISORY AGREEMENT

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Growth Fund, pursuant to an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, and except as delegated to one or more subadvisers (each, a "Subadviser" and together, the "Subadvisers"), JPMIM manages the investment of the assets of the Growth Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Growth Fund. Any investment program undertaken by JPMIM will at all times be subject to the policies and control of the Trustees. JPMIM also provides certain administrative services to the Growth Fund.

The Advisory Agreement provides that JPMIM will not be protected against any liability to the Trust or the Growth Fund's shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036. JPMIM is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

Under separate agreements, JPMorgan Funds Management, Inc. provides certain financial, fund accounting and administrative services to the Trust and the Growth Fund, and JPMorgan Distribution Services Inc. provides distribution services to the Trust and the Growth Fund.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of Bank One Corporation with and into JPMorgan Chase & Co. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services that JPMIM provides to the Growth Fund are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Growth Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Growth Fund.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM under the Advisory Agreement, the Growth Fund has agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to a percentage of the Growth Fund's average daily net assets as specified in the Multi-Manager Funds Prospectus. JPMIM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The table below sets forth the investment advisory fees paid or accrued to JPMIM (waived amounts are in parentheses), with respect to the fiscal period indicated (amounts in thousands):

	Fiscal Period from January 1, 2004 to December 31, 2004
	Paid/Accrued	Waived
Multi-Manager Small Cap Growth Fund	$2,108	N/A

Investment Process

The Growth Fund uses a "multi-manager" investment strategy. JPMIM allocates portions of the Growth Fund's assets to several Subadvisers, who then manage their respective portions of the assets under the general supervision of JPMIM. J. & W. Seligman & Co. Incorporated ("Seligman"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Oberweis Asset Management, Inc. ("Oberweis") have been engaged by JPMIM, with the approval of the Board and the shareholders, to serve as the Subadvisers to the Growth Fund. State Street Research & Management Company ("State Street") served as Subadviser to the Growth Fund until January 31, 2005, on which date State Street was acquired by BlackRock, Inc. and replaced by BlackRock Advisors, Inc. ("BlackRock"), an investment adviser based in New York, New York, and an affiliate of BlackRock, Inc., as described under "Summary of Interim Subadvisory Agreement" below. The purpose of this Proxy Statement is to ratify JPMIM's and the Board's appointment of BlackRock.

JPMIM uses rigorous criteria to select Subadvisers with proven track records to manage a portion of the Growth Fund's assets. In choosing the Subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the Subadvisers' performance in various market conditions. By combining the strengths of different Subadvisers, the Growth Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. In addition to selecting the Subadvisers and allocating the Growth Fund's assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Growth Fund. JPMIM reviews the Growth Fund's portfolio holdings, evaluates the on-going performance of the Subadvisers and monitors concentration in a particular security or industry.

Summary of Current Subadvisory Agreements

The subadvisory agreements entered into by JPMIM with Seligman and UBS Global AM were approved by the Trustees, including a majority of the Trustees who are not parties to the subadvisory agreements or "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any such party (the "Disinterested Trustees"), on January 21, 2003, and by the sole initial shareholder of the Growth Fund on February 14, 2003, and became effective on February 21, 2003. The subadvisory agreement entered into by JPMIM with Oberweis was approved by the Trustees, including a majority of the Disinterested Trustees, on September 7, 2004, and by the shareholders of the Growth Fund on December 15, 2004, and became effective on December 21, 2004. An interim subadvisory agreement (the "Interim Subadvisory Agreement") between JPMIM and BlackRock was approved by the Trustees, including a majority of the Disinterested Trustees, on December 7, 2004, as described under "Summary of Interim Subadvisory Agreement" below.

The subadvisory agreements with Seligman, UBS Global AM and Oberweis (the "Subadvisory Agreements") will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an "assignment" (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreements, no Subadviser is liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of such Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

Each of the Subadvisers is independent of JPMIM and discharges its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays the Subadvisers' fees. Seligman is wholly owned by William C. Morris and key employees. William C. Morris, Chairman and director of Seligman, owns at least 50% of Seligman's voting stock. UBS Global AM, a registered investment adviser, is an indirect wholly owned subsidiary of UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry. Oberweis is wholly owned by its employees and their families. BlackRock is a wholly owned subsidiary of BlackRock, Inc., a registered investment adviser. BlackRock, Inc. is an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., a diversified financial services company.

Each Subadviser is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to the Subadviser. The aggregate annual rates of the fees payable by JPMIM to the Subadvisers for each Subadviser's portion of the respective Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of each Subadviser's portion of the Growth Fund.

The Trust expects that differences in investment returns among the portions of the Growth Fund managed by different Subadvisers will cause the actual percentage of the Growth Fund's assets managed by each Subadviser to vary over time. In general, the Growth Fund's assets once allocated to one Subadviser will not be reallocated (or "rebalanced") to another Subadviser of the Growth Fund. However, JPMIM may reallocate assets from one Subadviser to another when deemed in the best interests of the Growth Fund and its shareholders including when the assets managed by a Subadviser exceed that portion managed by any other Subadviser to the Growth Fund. In some instances, where a reallocation results in any rebalancing of the Growth Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Subadviser to a portion of the Growth Fund with a relatively lower total return.

Summary of Interim Subadvisory Agreement

On January 31, 2005, BlackRock, Inc. acquired State Street. At the time, State Street was one of the Growth Fund's Subadvisers, pursuant to a subadvisory agreement entered into by JPMIM with State Street that was approved by the Trustees, including a majority of the Disinterested Trustees, on January 21, 2003, and by the sole initial shareholder of the Growth Fund on February 14, 2003, and became effective on February 21, 2003. Under the 1940 Act, the acquisition of State Street by BlackRock, Inc. is an "assignment" of State Street's subadvisory agreement with JPMIM, and the subadvisory agreement therefore terminated automatically on January 31, 2005.

On December 7, 2004, the Trustees, including a majority of the Disinterested Trustees, approved the Interim Subadvisory Agreement between JPMIM and BlackRock, a subsidiary of BlackRock, Inc. Under the 1940 Act, the Interim Subadvisory Agreement has a duration no greater than 150 days following January 31, 2005, the date on which the subadvisory agreement with State Street terminated. After the expiration of the 150 day period, BlackRock may continue to serve as Subadviser to the Growth Fund only upon the approval of the Growth Fund's shareholders as described under "Required Vote" below.

The key terms of the Interim Subadvisory Agreement were determined by Rule 15a-4 under the 1940 Act, which provides that a person may act as subadviser under an interim contract only if certain conditions are met. In general, the interim subadvisory contract may not have a duration greater than 150 days and must contain the same terms and conditions as the previous contract. The compensation to be received under the interim contract may not be greater than the compensation the subadviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval. In light of the foregoing, the Trustees did not consider certain factors that might be more relevant in other circumstances, such as the costs of the services to be provided by BlackRock, the profits to be realized by BlackRock and its affiliates from managing the Growth Fund, or the extent to which economies of scale would be realized by BlackRock as the Growth Fund grows. The Trustees compared the services to be rendered and the amounts to be paid under the Interim Subadvisory Agreement with those under the Growth Fund's previous subadvisory agreement with State Street. However, because the form of the Interim Subadvisory Agreement was substantially identical to the previous agreement, with which the Trustees were familiar and which they had previously approved, the Trustees determined that it was not necessary to compare the specific terms of the Interim Subadvisory Agreement with other contracts.

The subadvisory fee, payable monthly by the Growth Fund to BlackRock pursuant to the Interim Subadvisory Agreement, is computed in the same manner as the subadvisory fee paid monthly by the Growth Fund to State Street before BlackRock took over as the interim subadviser. BlackRock is paid by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to BlackRock. The annual rate of fees payable by JPMIM to BlackRock for BlackRock's portion of the Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of BlackRock's portion of the Growth Fund. The monthly fees to BlackRock as the interim subadviser are held in escrow pending shareholder approval of the Interim Subadvisory Agreement.

The Interim Subadvisory Agreement will terminate no later than June 30, 2005, the 150th day following the termination date of the subadvisory agreement between JPMIM and State Street.

Summary of Proposed Subadvisory Agreement

JPMIM proposes to engage BlackRock as subadviser to the Growth Fund, pursuant to an investment subadvisory agreement between JPMIM and BlackRock (the "Proposed Subadvisory Agreement"), a copy of which is attached as Annex A. BlackRock is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which will pay BlackRock's fees.

The allocation of the Growth Fund's assets among JPMIM, the Subadvisers and BlackRock will be determined by JPMIM, subject to the review of the Trustees, in the best interests of the Growth Fund and its shareholders. The Trust expects that differences in investment returns among the portions of the Growth Fund to be managed by BlackRock and the Subadvisers will cause the actual percentage of the Growth Fund's assets to be managed by BlackRock to vary over time.

The subadvisory fee payable to BlackRock pursuant to the Proposed Subadvisory Agreement is computed in the same manner as the subadvisory fee payable under the Interim Subadvisory Agreement, as described under "Summary of Interim Subadvisory Agreement" above. BlackRock will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to BlackRock. The aggregate annual rates of the fees payable by JPMIM to BlackRock for BlackRock's portion of the Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of BlackRock's portion of the Growth Fund.

The Proposed Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Proposed Subadvisory Agreement provides that it will terminate in the event of an "assignment" (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Proposed Subadvisory Agreement, BlackRock is not liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of BlackRock's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Proposed Subadvisory Agreement.

Executive Officers and Trustees of BlackRock

Information regarding the principal executive officers and directors of BlackRock is set forth below. BlackRock's address is 40 East 52nd Street, New York, New York 10022. The address for each of the persons listed below, as it relates to his or her duties with BlackRock, is the same as that of BlackRock.

Name	Position with Advisor	Principal Occupation
Paul L. Audet	Chief Financial Officer and Director	Chief Financial Officer and Director, BlackRock Advisors, Inc.; Managing Director and Chief Financial Officer, BlackRock, Inc.

Robert P. Connolly	General Counsel, Managing Director and Secretary	General Counsel, Managing Director and Secretary, BlackRock Advisors, Inc.

Laurence D. Fink	Chief Executive Officer	Chief Executive Officer, BlackRock Advisors, Inc.; Director, Chairman and Chief Executive Officer, BlackRock, Inc.

Robert S. Kapito	Vice Chairman and Director	Vice Chairman and Director, BlackRock Advisors, Inc.

Ralph L. Schlosstein	President and Director	President and Director, BlackRock Advisors, Inc.

Required Vote

Approval of the Proposed Subadvisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Growth Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) 67% or more of the shares of the Growth Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Proposed Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the Proposed Subadvisory Agreement or "interested persons," as defined in the 1940 Act, of any such party, on March 9, 2005.

Board Review of Proposed Subadvisory Agreement

The Board believes that the terms and conditions of the Proposed Subadvisory Agreement are fair to, and in the best interests of, the Growth Fund and its shareholders. The Board was presented with information demonstrating that the terms of the Proposed Subadvisory Agreement are fair to, and in the best interests of, the Growth Fund and its shareholders.

In considering the Proposed Subadvisory Agreement, the Trustees had before them information to evaluate the experience of BlackRock's key personnel in portfolio management, the quality of services BlackRock is expected to provide to the Growth Fund, and the compensation proposed to be paid to BlackRock. The Trustees gave equal consideration to all factors deemed to be relevant to the Growth Fund, including, but not limited to the following:

•  Nature, extent and quality of services provided by BlackRock. The Trustees reviewed the Proposed Subadvisory Agreement, pursuant to which BlackRock will manage the Growth Fund's assets allocated to it (the "Subadviser Assets") subject to the general supervision of the Trustees, in accordance with the Growth Fund's investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. BlackRock will make investment decisions for its Subadviser Assets, place purchase and sale orders for portfolio transactions for its Subadviser Assets, and employ professional portfolio managers and securities analysts to provide research services to its Subadviser Assets. BlackRock will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Subadviser Assets. In addition, BlackRock will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Growth Fund's pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by BlackRock that have investment objectives, policies, and strategies substantially similar to those employed by BlackRock for the Growth Fund. The Trustees also considered the quality of the investment research capabilities of BlackRock and the other resources BlackRock has dedicated to performing services for the Growth Fund.

•  Costs of services provided and profitability. The Trustees examined financial information provided by BlackRock about its operations and considered the costs of the services to be provided by BlackRock, the profits to be realized by BlackRock and its affiliates from managing the Growth Fund, and the extent to which economies of scale will be realized by BlackRock as the Growth Fund grows.

•  Investment performance. The Trustees examined BlackRock's historical performance and risk characteristics in the small-cap growth category against its benchmark index over the one-quarter, one-year and since-inception periods ended December 31, 2004.

•  Investment subadvisory fees. The Trustees considered the investment subadvisory fee rate to be paid by the Growth Fund to BlackRock against the subadvisory fees charged by other subadvisers with investment objectives similar to those of BlackRock.

The Board determined that (i) the subadvisory services offered by BlackRock could reasonably be expected to complement the services provided by the Growth Fund's other subadvisers in a manner that would be consistent with and further its "manager of managers" strategy, (ii) the investment performance history of BlackRock's portfolio management team was favorable on an absolute and relative basis, (iii) BlackRock has experience in managing investment company assets and that BlackRock's portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by BlackRock are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

The Board unanimously recommends that you vote FOR the approval of the proposed Subadvisory Agreement between JPMIM and BlackRock.

OTHER MATTERS

The Trust knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

Under the current By-Laws of the Trust, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. A shareholder proposal intended to be represented at any meeting called in the future must be received by the Trust within a reasonable time before the solicitation for that meeting is made. Otherwise, the Trust will not be able to include the proposal in the notice of meeting, Proxy Statement and form of Proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the Proxy Statement. Shareholder proposals are subject to certain regulations under Federal law.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of JPMIM and/or its affiliates may solicit proxies in person or by telephone. All costs and expenses incurred in connection with the solicitation of proxies will be borne by BlackRock Advisors, Inc.

Shareholder Voting by Telephone

In addition to voting by mail or in person at the Meeting, you may also give your voting instructions over the telephone by calling 1-877-779-8683. If JPMIM has not received your vote, a representative of JPMIM may call you to answer your proxy related questions and to encourage you to vote. When calling, the JPMIM representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to JPMIM, then the JPMIM representative will offer to explain the process. JPMIM is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement.

By order of the Board of Trustees,

Stephen M. Benham
Secretary

It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

ANNEX A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. Morgan Investment Management Inc.

and

BlackRock Advisors, Inc.

INVESTMENT SUBADVISORY AGREEMENT, effective as of the ___day of May, 2005, between
J.P. Morgan Investment Management Inc. (the "Adviser"), a corporation organized and existing under the laws of the State of Delaware, and BlackRock Advisors Inc. ("Subadviser"), a corporation organized and existing under the laws of the State of New York.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 21day of January, 2003 ("Advisory Agreement") with J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the "Trust"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, ("1940 Act"); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a "Fund"); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, ("Advisers Act"); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of the Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the "Subadviser Assets") and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.  APPOINTMENT

Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.  DUTIES OF THE SUBADVISER

A. Investment Subadvisory Services. Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Subadviser shall (a) manage the investments of the Subadviser Assets in accordance with the Fund's investment objective, policies, and restrictions as provided in the Trust's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust's Articles of Incorporation, By-Laws, and Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)  regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment Program, compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)   consult with the Trust's Adviser and pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)  provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser's non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser's similarly managed accounts and funds, for inclusion in the Trust's Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

C. Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees' fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

D. Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E. Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser's allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the

Fund's or the Adviser's request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust's Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust's Administrator shall promptly provide the Subadviser with copies of the Trust's Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser's compliance with such Prospectus, policies or procedures.

H. Proxy Voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form NPX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust's name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J. Other Subadvisers. With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of that Fund.

K. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund's portfolio holdings disclosure policy.

3.  COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets' average daily net assets as determined by the Trust's accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.  STANDARD OF CARE

The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.  INDEMNIFICATION

a. The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) ("Losses"), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser's reckless disregard of its obligations and duties under this Agreement

b. The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser's willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's obligations and duties under this Agreement; ; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under this Agreement.

6.  NON-EXCLUSIVITY

The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients' accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.  MAINTENANCE OF INSURANCE

During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain comprehensive general liability coverage and will carry a fidelity bond covering it and each of its employees and authorized agents with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.  CONFIDENTIALITY

Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.  TERM OF AGREEMENT

This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund's shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.  REPRESENTATIONS OF SUBADVISER

The Subadviser represents, warrants, and agrees as follows:

A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser with respect to the Subadviser Assets pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics.

C. Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violation of the Investment Advisers Act of 1940 and the Rules adopted under the Investment Advisers Act by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D. The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser's Form ADV more than 48 hours prior to the execution of this Agreement.

11.  PROVISION OF CERTAIN INFORMATION BY SUBADVISER

The Subadviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust's officers and in accordance with the scope of Subadviser's obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts's compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a)-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable "federal securities laws", as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust's chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust's chief compliance officer with periodic reports and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, "Certifying Officers") are required to certify the Trust's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust's periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.  PROVISION OF CERTAIN INFORMATION BY THE ADVISER

The Adviser will promptly notify the Subadviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.  AMENDMENT OF AGREEMENT

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.  MISCELLANEOUS

A.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.  Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.  Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.  Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.  Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F.  Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 522 Fifth Avenue, New York, NY 10036, Attention: Stephen M. Benham.

All notices to Subadviser shall be sent to:

BlackRock Advisors, Inc.
Attention: Robert Connolly, General Counsel
40 East 52nd Street
New York, NY 10022

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:

(Title)

Date:

BlackRock Advisors Inc.

Attest:	By:

(Title)

Date:

Appendix A

Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust's accounting agent:

FUND	RATE
JPMorgan Multi-Manager Small Cap Growth Fund	0.55%

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JPMFST-1

Please mark votes as in this example.				JPMIM

	The Board of Trustees recommends that you vote FOR the approval of BlackRock Advisors, Inc. as subadviser.
JPMORGAN MULTI-MANAGER
SMALL CAP GROWTH FUND
YOUR VOTE IS IMPORTANT.			For	Against	Abstain
Please complete, sign and return this card as soon as possible.	1.	Approval of BlackRock Advisors, Inc. as subadviser to the Fund	☐	☐	☐
Please sign exactly as your name(s) appear(s) on this Proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.	Date

Shareholder signature	Co-owner signature

DETACH CARD	DETACH CARD

Your vote is important. Please vote immediately.

Vote-by-Telephone

Call toll-free
1-877-PRX-VOTE (1-877-779-8683)

You should have your proxy card in hand when voting by telephone.

If you vote by telephone, please do not mail your card.

JPMIM1

J.P. MORGAN FLEMING SERIES TRUST

JPMorgan Multi-Manager Small Cap Growth Fund

522 FIFTH AVENUE,

NEW YORK, NEW YORK 10036

PROXY

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of JPMorgan Multi-Manager Small Cap Growth Fund of the J.P. MORGAN FLEMING SERIES TRUST, to be held on May 20, 2005 and appoints Stephen M. Benham, Avery P. Maher, Suzanne E. Cioffi and Christopher D. Walsh (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Special Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF BLACKROCK ADVISORS, INC. AS SUBADVISER TO THE JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box. (Continued and to be signed on the reverse side.)

JPMIM2